UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2010

CMS Bancorp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750 White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on February 25, 2010 (the “Meeting”). All the proposals submitted to the shareholders at the Meeting were approved. The proposals submitted and the tabulation of the votes for each proposal were as follows:

Proposal 1. Election of Directors

	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Thomas G. Ferrara	830,691	340,967	476,521
Cheri R. Mazza	831,754	339,904	476,521
John E. Ritacco	1,017,938	153,720	476,521

Proposal 2. Ratification of the appointment of ParenteBeard LLC as the company’s independent auditor for the fiscal year ending September 30, 2010.

Number of Votes Cast For:	1,525,843
Number of Votes Cast Against:	2,905
Number of Abstentions:	119,431

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Bancorp Inc.
(Registrant)

March 1, 2010	/s/ STEPHEN DOWD
(Date)	Stephen Dowd Senior Vice President and Chief Financial Officer